                                                                    Exhibit 99.1

                             Joint Filer Information

                                                                  April 30, 2012

FORM 4

Name of designated filer:  Sageview Capital Master, L.P.

Other Joint Filers: Sageview Capital Partners (A), L.P., Sageview Capital
Partners (B), L.P., Sageview Partners (C) (Master), L.P., Sageview Capital
GenPar, Ltd., Sageview Capital GenPar, L.P., Sageview Capital MGP, LLC, Edward
A. Gilhuly and Scott M. Stuart.

Addresses:  With the exception of Mr.  Gilhuly,  the address of each of the joint  filers  listed  above is c/o  Sageview  Capital LP, 55  Railroad  Avenue,
Greenwich,  CT 06830.  Mr.  Gilhuly's  address is c/o  Sageview  Capital LP, 245
Lytton Avenue, Suite 250, Palo Alto, CA 94301.

Date of Event Requiring Statement:  April 30, 2012

Issuer Name and Ticker or Trading Symbol:  Envivio, Inc. (ENVI)

                                        SAGEVIEW CAPITAL MASTER, L.P.

                                        By: Sageview Capital GenPar, Ltd.,
                                            its General Partner

                                        By: /s/ Barbara E. Parker
                                            -----------------------------------
                                            Name: Barbara E. Parker
                                            Title: Vice President

                                        SAGEVIEW CAPITAL PARTNERS (A), L.P.

                                        By: Sageview Capital GenPar, Ltd.,
                                            its General Partner

                                        By: /s/ Barbara E. Parker
                                            -----------------------------------
                                            Name: Barbara E. Parker
                                            Title: Vice President

                                        SAGEVIEW CAPITAL PARTNERS (B), L.P.

                                        By: Sageview Capital GenPar, Ltd.,
                                            its General Partner

                                        By: /s/ Barbara E. Parker
                                            -----------------------------------
                                            Name: Barbara E. Parker
                                            Title: Vice President

                                        SAGEVIEW PARTNERS (C) (MASTER), L.P.

                                        By: Sageview Capital GenPar, Ltd.,
                                            its General Partner

                                        By: /s/ Barbara E. Parker
                                            -----------------------------------
                                            Name: Barbara E. Parker
                                            Title: Vice President

                                        SAGEVIEW CAPITAL GENPAR, LTD.

                                        By: /s/ Barbara E. Parker
                                            -----------------------------------
                                            Name: Barbara E. Parker
                                            Title: Vice President

                                        SAGEVIEW CAPITAL GENPAR, L.P.

                                        By: Sageview Capital MGP, LLC,
                                            its General Partner

                                        By: /s/ Barbara E. Parker
                                            -----------------------------------
                                            Name: Barbara E. Parker
                                            Title: Vice President

                                        SAGEVIEW CAPITAL MGP, LLC

                                        By: /s/ Barbara E. Parker
                                            -----------------------------------
                                            Name: Barbara E. Parker
                                            Title: Vice President

                                        EDWARD A. GILHULY

                                            /s/ Edward A. Gilhuly
                                            -----------------------------------

                                        SCOTT M. STUART

                                            /s/ Scott M. Stuart
                                            -----------------------------------